Exhibit 10-8

ProtalexMANN\InventorassignPL

                                   ASSIGNMENT

     ASSIGNMENT from Paul L. Mann, Ph.D, whose address is set forth on the signature page hereof (hereinafter sometimes referred to as "Mann"), to Protalex, Inc., a New Mexico Public Corporation, whose address is c/o John E. Doherty, President, P. O. Box 30952, Albuquerque, New Mexico, 87190 (hereinafter sometimes referred to as "Protalex").

     WHEREAS,  Mann,  who was at all pertinent  times  operating  under a signed
Agreement with ALEX, LLC a New Mexico Limited Liability Company (ALEX), has developed a technology application that applies to any application of bioregulation to any human disease process and/or treatment (hereinafter more specifically defined as "Invention") which ALEX has assigned to Protalex, and which Protalex may at its discretion in the future file a patent application in the United States Patent and Trademark Office and in any other foreign patent office as Protalex, its assignees, successors and/or designees may choose in which to seek protection for the invention. Such filings shall be made at the expense of Protalex, or its assignees, successors and/or designees.

     WHEREAS, Protalex and ALEX, the entities under which the Invention was funded and created, desire to obtain a formal assignment from Mann to Protalex of his entire right, title, and interest in and to the above technology and Invention, as well as to all patents, patent application, division, reissues, continuations, continuations-in-part, substitutions, renewals, extensions thereof, and all improvements hereafter made or invented by Mann at any time during his association with Protalex and ALEX, including the right to bring lawsuits for past infringement of any patents that may be issued thereon, in the United States and all foreign countries.

     NOW, THEREFORE, Mann does hereby sell, assign, and transfer unto Protalex an exclusive right to all his right, title, and interest in and to: (a) the above technology, (b) any technical information, know-how, trade secret, process, procedure, composition, device, method, formula, protocol, technique, software, design, drawing or data related to the above technology which is not covered by any subsequently filed patent application but which is necessary at any time for practicing the above invention (all of the foregoing, (a) and (b), being collectively referred to hereafter as "Invention"), (c) any and all patents, patent applications, divisions, reissues, continuations, continuations-in-part, substitutions, renewals, extensions resulting from Invention, (d) all improvements hereafter made or invented by Inventor at any time during his contract with ALEX with respect to Invention, and (e) the right to bring lawsuits for past infringement of any patents, that may be issued on the Invention, in the United States and in any and all foreign countries.

     FURTHER, Mann agrees that he will communicate to Protalex any facts known to him respecting said Invention, will testify in any legal proceedings, will sign all lawful papers, will execute all divisions, reissues, continuations, continuations-in-part, substitutions, renewals, extensions, and improvement made during Mann's employment by ALEX, will execute all necessary assignment documents, will cause any and all of said patents to be issued to Protalex, and generally will do everything necessary or desirable to aid Protalex, its officers, agents, employees, directors, attorneys, successors, assigns, and those in active concert and/or participating with them to obtain and enforce property protection in regard to the above-described Invention, patents, patent applications, divisions, reissues, continuations, continuations-in-part, substitutions, renewals, extensions and all improvements hereafter made or invented by Mann at any time during his employment by ALEX thereof in the United States and in all foreign countries.

     Mann hereby authorizes and requests the Patent and Trademark Office officials to issue any of the aforesaid patent or patents, when granted, to Protalex for the use and enjoyment of Protalex, its officers, agents, employees, directors, attorneys, successors, assigns and those in active concert and/or participating with them.

     Mann   represents  and  agrees  that  no  assignment,   sale  agreement  or
encumbrance has been or will be made or entered into by him which would conflict with this Assignment.

     Mann hereby acknowledges by his signature hereto that he has read the foregoing and understands it content and has had the opportunity to consult legal counsel of his choosing concerning his rights and obligations hereunder prior to his signature hereto.


Effective July 6, 2001                    Assignor, Paul L. Mann, Ph.D


                                                    Paul L. Mann
                                                    ------------
                                                    Paul L. Mann, Ph.D
                                          Address:  3308 Loma Vista Pl. N.E.
                                                    Albuquerque, NM 87106


                                          Assignee: Protalex, Inc., a New Mexico
                                                              Corporation


                                                  By: John E. Doherty
                                                      ---------------
                                                      John E. Doherty, President

STATE OF NEW MEXICO        )
                           ) ss.
COUNTY OF BERNALILLO       )

         The foregoing instrument was subscribed and acknowledged before me, this 6th day of July, 2001, by Paul L. Mann, Ph.D.

                                                              Tamara L. Anderson
                                                              ------------------
                                                              Notary Public
My Commission Expires:

February 24, 2004



STATE OF NEW MEXICO        )
                           ) ss.
COUNTY OF BERNALILLO       )

         The foregoing instrument was subscribed and acknowledged before me, this 6th day of July, 2001 by John E. Doherty, President of Protalex, Inc., a New Mexico Corporation on behalf of said Corporation.


                                                              Tamara L. Anderson
                                                              ------------------
                                                              Notary Public

My Commission Expires:

February 24, 2004